			Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re	hhgregg, Inc., et al	Case No.	17-01302-11
Debtors

MONTHLY OPERATING REPORT hhgregg, Inc., et. al.

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS			Page

Condensed Consolidated Statement of Income			2
Condensed Consolidated Balance Sheet			3
Condensed Consolidated Statement of Cash Flows			4

SCHEDULES

Schedule 1 -	Total Disbursements by Filed Legal Entity		5
Schedule 2 -	Bank Reconciliations		6
Schedule 3 -	Total Disbursements to Retained Professionals		7
Schedule 4 -	Condensed Consolidating Statement of Income		8
Schedule 5 -	Condensed Consolidating Balance Sheet		9
Schedule 6 -	Summary of Unpaid Post-Petition Debts		10
Schedule 7 -	Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld		11
Schedule 8 -	Accounts Receivable Aging		12
Schedule 9 -	Questionnaire		13

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor		Date

Signature of Joint Debtor		Date

/s/ Kevin Kovacs		6/29/2017
Signature of Authorized Individual*		Date

Kevin Kovacs		CFO
Printed Name of Authorized Individual		Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

For the Period of
May 1, 2017 to
(In Thousands)	May 31, 2017

Net Sales	$36,306
Cost of Goods Sold	33,841
Gross Profit	2,466

Operating Expenses:
Advertising Expense, Net	31
Occupancy Costs	28,675
Data Communications	754
Repair and Maintenance	847
Company Insurance (Non-Medical)	366
Employee Benefits	1,761
Wage Expense	4,738
Employee Services	80
Travel and Entertainment	130
Bank Transaction Fees	1,309
Professional Fees	3,027
Stock Compensation Expense (Benefit), Net	(437)
Gain/Loss on Early Extinguishment of Debt	—
Depreciation and Amortization	1,661
Administrative and Sales Expense	2,030
Product Services Expense	(335)
Bad Debts	156

Total Operating Expenses	44,795

Operating Income	(42,330)

Interest Expense, net	652
Other Income/(Expense)	(53,087)

Income Before Taxes	(96,069)

Income Tax Expense/(Benefit)	—

Net Income	$(96,069)

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

As of
(In Thousands)	5/31/2017

Assets
Cash	$2,482
Credit Card and Trade Accounts Receivable, Net	6,075
Accounts Receivable - Other	30,667
Merchandise Inventories	1,463
Prepaid Expenses and Other Assets	15,612
Income Taxes Receivable	70
Total Current Assets	56,368

Property and Equipment, Net	547
Capitalized Financing Fees, Net	3,313
Goodwill	—
Trademarks, Net	—
Other Assets, Net	2,814

Total Assets	63,042

Liabilities and Stockholders' Deficit
Accounts Payable	10,762
Oustanding Customer Deposits, Credits, Refunds	1,501
Unredeemed Gift Card Liability	18
Other Accrued Expenses	10,720
Deferred Tax Liability	—
DIP Loans	9,636

Total Current Liabilities	32,635

Deferred Rent	—
LT Deferred Compensation	234
Other Long-term Liabilities	952
Liabilities Subject to Compromise	$189,987

Total Liabilities	223,809

Preferred Stock	—
Common Stock	4
Retained Earnings / (Accumulated Deficit)	(315,379)
Treasury Stock	(150,228)
Additional Paid-in Capital	304,836
Total Stockholders' Deficit	(160,767)

Total Liabilities and Stockholders' Deficit	$63,042

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

For the Period of
May 1, 2017 to
(In Thousands)	May 31, 2017
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$12,064

Cash flows from investing activities:
Purchases of property and equipment	—
Proceeds from sale of property and equipment	1,924
Other	—
Net cash used in investing activities	1,924

Cash flows from financing activities:
Net Borrowings (Repayments) on Line of Credit	(13,193)
(13,193)

Increase/(decrease) in cash and cash equivalents	795

Cash and cash equivalents at beginning of period	1,687

Cash and cash equivalents at end of period	$2,482

hhgregg, Inc. et al
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of May 1, 2017 to May 31, 2017
Legal Entity	Case Number	Disbursements
hhgregg, Inc.	17-01302-11	—
Gregg Appliances, Inc.	17-01303-11	$29,680
HHG Distributing, LLC	17-01304-11	—

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled
1000	Master Operating Account	938169174	Gregg Appliances, Inc.	Operating Account	12	223	5/31/2017	Yes
1001	Corporate Account	multiple accounts	Gregg Appliances, Inc.	Corporate AR deposit account, All retail locations depository account	—	(8)	5/31/2017	No
1003	Flex Benefits	938168515	Gregg Appliances, Inc.	Flex Benefits Payments	—	—	5/31/2017	Yes
1005	Ecommerce Paypal	265587872	Gregg Appliances, Inc.	Ecommerce Payments - Paypal	—	—	5/31/2017	Yes
1010	RCC Returned Checks	938168127	Gregg Appliances, Inc.	Returned check concentration	—	218	5/31/2017	No
1013	Ohio Workers Compensation	938168341	Gregg Appliances, Inc.	Ohio Workers Comp Claims	—	—	5/31/2017	Yes
1016	Cash Concentration	938169455	Gregg Appliances, Inc.	Cash Dominion	252	252	5/31/2017	Yes
1041	Stock Option Proceeds/ Tax Witholding	938169828/938169885	Gregg Appliances, Inc.	Stock Sales	—	—	5/31/2017	Yes
1042	PayPal	938183472	Gregg Appliances, Inc.	HR Insurance Collections - Leave Associates	—	—	5/31/2017	Yes
1050	Payroll	938169802	Gregg Appliances, Inc.	Off Cycle Payroll	—	1	5/31/2017	Yes
1051	Disbursements	938169729	Gregg Appliances, Inc.	Checking	—	(428)	5/31/2017	Yes
1052	Dishonored Checks	938169661	Gregg Appliances, Inc.	Bad Check Collections	—	—	5/31/2017	Yes
1055	Restricted - utilities Escrow	938157500	Gregg Appliances, Inc.	Utility Escrow	1,947	1,947	5/31/2017	Yes
1060	WF Commercial Card	4608112090	Gregg Appliances, Inc.	Corporate Card / Virtual Card Account	1	(1)	5/31/2017	Yes

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of May 1, 2017 to May 31, 2017
Retained Professionals		Approved Amounts (1)	Disbursements
MORGAN, LEWIS & BOCKIUS LLP	Legal Services	—	—
STIFEL, NICOLAUS & COMPANY INC	Bankruptcy Services	—	—
BERKELEY RESEARCH GROUP LLC	Bankruptcy Services	—	—
DONLIN, RECANO & COMPANY INC	Bankruptcy Services	—	—
ICE MILLER LLP	Legal Services	—	—
Total		$—	$—

(1) Approved amounts represent the amounts approved by Court orders.

.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statement of Income (unaudited)

	For the Period of May 1, 2017 to May 31, 2017				Cumulative Filing to Date
(In Thousands)	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors

Net Sales	$—	$36,306	—	$36,306	$—	$202,135	—	$202,135
Cost of Goods Sold	—	33,841	—	$33,841	—	181,537	—	$181,537
Gross Profit	—	$2,466	—	$2,466	—	$20,597	—	$20,597

Operating Expenses:
Advertising Expense, Net	$—	$31	$—	$31	$—	$1,043	$—	$1,043
Occupancy Costs	$—	$28,675	$—	$28,675	$—	$59,974	$—	$59,974
Data Communications	$—	$754	$—	$754	$—	$1,707	$—	$1,707
Repair and Maintenance	$—	$847	$—	$847	$—	$1,168	$—	$1,168
Company Insurance (Non-Medical)	$—	$366	$—	$366	$—	$1,579	$—	$1,579
Employee Benefits	$—	$1,761	$—	$1,761	$—	$4,140	$—	$4,140
Wage Expense	$—	$4,738	$—	$4,738	$—	$25,689	$—	$25,689
Employee Services	$—	$80	$—	$80	$—	$367	$—	$367
Travel and Entertainment	$—	$130	$—	$130	$—	$464	$—	$464
Bank Transaction Fees	$—	$1,309	$—	$1,309	$—	$4,106	$—	$4,106
Professional Fees	$—	$3,027	$—	$3,027	$—	$6,107	$—	$6,107
Stock Compensation Expense	$—	$(437)	$—	$(437)	$—	$(821)	$—	$(821)
Gain/Loss on Early Extinguishment of Debt	$—	$—	$—	$—	$—	$2,103	$—	$2,103
Depreciation and Amortization	$—	$1,661	$—	$1,661	$—	$5,533	$—	$5,533
Administrative and Sales Expense	$—	$2,030	$—	$2,030	$—	$3,190	$—	$3,190
Product Services Expense	$—	$(335)	$—	$(335)	$—	$5,636	$—	$5,636
Bad Debts	$—	$156	$—	$156	$—	$1,100	$—	$1,100

Total Operating Expenses	—	44,795	—	$44,795	—	$123,086	—	$123,086

Operating Income/(Loss)	—	$(42,330)	—	$(42,330)	—	$(102,489)	—	$(102,489)

Interest Expense, net	$—	$652	$—	$652	$—	$2,099	$—	$2,099
Other Income/(Expense)	$—	$(53,087)	$—	$(53,087)	$—	$(60,180)	$—	$(60,180)
	$0	53,739	—		$0	62,279	—
Income/(Loss) Before Income Taxes	$0	$(96,069)	$0	$(96,069)	$0	$(164,768)	$0	$(164,768)

Income Tax Expense/(Benefit)	$—	$—	$—	$—	$—	$—	$—	$—

Net Income/(Loss)	$0	$(96,069)	—	$(96,069)	$0	$(164,768)	—	$(164,768)

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Balance Sheet (unaudited)

	As of May 31, 2017				As of Petition Date (1)
(In Thousands)	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors

Assets
Cash	—	$2,482	—	$2,482	—	$2,690	—	$2,690
Credit Card and Trade Accounts Receivable, Net	—	6,075	—	6,075	—	11,772	—	11,772
Accounts Receivable - Other	—	30,667	—	30,667	—	7,274	—	7,274
Merchandise Inventories	—	1,463	—	1,463	—	169,676		169,676
Prepaid Expenses and Other Assets	—	15,612	—	15,612	—	5,828		5,828
Income Taxes Receivable	—	70	—	70	—	69	—	69
Total Current Assets	—	56,368	—	56,368	—	197,310	—	197,310

Property and Equipment, Net	—	547	—	547	—	72,646	—	72,646
Capitalized Financing Fees, Net	—	3,313	—	3,313	—	2,111	—	2,111
Goodwill	—	—	—	—	—	—	—	—
Trademarks, Net	—	—	—	—	—	—	—	—
Other Assets, Net	—	2,814	—	2,814	—	2,919	—	2,919

Total Assets	—	63,042	—	63,042	—	274,986	—	274,986

Liabilities and Stockholders' Deficit
Accounts Payable	—	10,762	—	10,762	—	—	—	—
Oustanding Customer Deposits, Credits, Refunds	—	1,501	—	1,501	—	—	—	—
Unredeemed Gift Card Liability	—	18	—	18	—	—	—	—
Other Accrued Expenses	—	10,720	—	10,720	—	—	—	—
DIP Loans	—	9,636	—	9,636	—	—	—	—
Line of Credit	—	—	—	—	—	63,000	—	63,000
Deferred Tax Liability	—	—	—	—	—	—	—	—

Total Current Liabilities	—	32,635	—	32,635	—	63,000	—	63,000

Deferred Rent	—	—	—	—	—	48,750	—	48,750
LT Deferred Compensation	—	234	—	234	—	—	—	—
Other long-term liabilities	—	952	—	952	—	1,822	—	1,822
Liabilities Subject to Compromise	—	189,987	—	189,987	—	156,592	—	156,592

Total Liabilities	—	223,809	—	223,809	—	270,164	—	270,164

Preferred Stock	—	—	—	—	—	—	—	—
Common Stock	—	4	—	4	—	4	—	4
Retained Earnings / (Accumulated Deficit)	—	(315,379)	—	(315,379)	—	(150,611)	—	(150,611)
Treasury Stock	—	(150,228)	—	(150,228)	—	(150,228)	—	(150,228)
Additional Paid-in Capital	—	304,836	—	304,836	—	305,657	—	305,657
Total Stockholders' Deficit	—	(160,767)	—	(160,767)	—	4,822	—	4,822

Total Liabilities and Stockholders' Deficit	—	$63,042	—	$63,042	—	$274,986	—	$274,986

(1) Balance sheet is as of 2/28/2017, which excludes the 6 days leading up to the petition date of 3/6/2017.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 5/31/2017

(In Thousands)
Gregg Appliances, Inc. (17-01303-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$1,019	$762	$447	$(278)	$208	$2,159
Wages Payable	3,164	—	—	—	—	3,164
Taxes Payable (1)	3,039	3	63	66	71	3,242
Rent/Leases-Building	2	40	8	851	6,895	7,796
Utilities Payable (2)	1,695	—	6	—	—	1,701
Insurance Reserves	3,075	—	—	—	—	3,075
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	160	—	—	160
Amounts Due to Insiders	—	—	—	—	—	—
Outstanding Customer Deposits, Credits, Refunds (1)	1,501	—	—	—	—	1,501
Unredeemed Gift Card Liability (1)	18	—	—	—	—	18
Deferred Rent	—	—	—	—	—	—
LT Deferred Compensation	234	—	—	—	—	234
Other (1)	1,115	20	3	—	—	1,138
Total Post-Petition Debts	$14,861	$824	$687	$640	$7,174	$24,186

hhgregg, Inc. (17-01302-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	—	—	—	—	—	—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Utilities Payable	—	—	—	—	—	—
Insurance Reserves	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—	—
Outstanding Customer Deposits, Credits, Refunds (1)	—	—	—	—	—	—
Unredeemed Gift Card Liability	—	—	—	—	—	—
Deferred Rent	—	—	—	—	—	—
LT Deferred Compensation	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Post-Petition Debts	—	—	—	—	—	—

HHG Distributing (17-01304-11)
Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	—	—	—	—	—	—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Utilities Payable	—	—	—	—	—	—
Insurance Reserves	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—	—
Outstanding Customer Deposits, Credits, Refunds (1)	—	—	—	—	—	—
Unredeemed Gift Card Liability	—	—	—	—	—	—
Deferred Rent	—	—	—	—	—	—
LT Deferred Compensation	—	—	—	—	—	—
Other	—	—	—	—	—	—
Total Post-Petition Debts	—	—	—	—	—	—

(1) Any past due taxes payable relate to unpaid business license fees for 2017.
(2) Aging information for payables other than trade payables is not readily available. As such, all other post-petition payables have been categorized in the Current bucket.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

(In Thousands)
For the Period Ended May 31, 2017
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	—	713.00	(713)	5/4 ; 5/18	EFT	—
FICA - Employee	—	527	(527)	5/4 ; 5/18	EFT	—
FICA - Employer	262.00	501	(526)	5/4 ; 5/18	EFT	238.00
Unemployment	4	5	(8)	5/4 ; 5/18	EFT	1
Income	—	—	—			—
Total Federal Taxes	267	1,746	(1,773)			239

State and Local
Withholding	—	237	(237)	5/4 ; 5/18	EFT	—
Sales and Use	2,521	2,594	(3,124)	5/20-5/24	Wires & Ck 1730048	1,991
Excise	—	—	—			—
Unemployment	21	27	(40)	5/4 ; 5/18	EFT	8
Real Property	3,253	804	(587)	5/1	Checks & EFT	3,470
Personal Property	1,641	7	—			1,648
Other	406	41	(121)	5/10-5/31	Wires & Cks 1730036-37, 1730046, 1730050	325
Total State and Local	7,842	3,708	(4,109)			7,441

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of May 31, 2017
Accounts Receivable Reconciliation	Credit Card Receivables	Trade Accounts Receivable	Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period	$9,373	$7,296	$16,669.00
+ Amounts billed during the period	30,214	136	$30,350
- Amounts collected during the period	(39,729)	(1,198)	$(40,927)
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)	13	(31)	$(17)
Total Accounts Receivable at the end of the reporting period	$(128)	$6,203	$6,075

As of May 31, 2017
Accounts Receivable Aging

0-30		—
30-60		—
60-90		—
< 90	(502)	4,096	$3,593
91+	$374	$2,108	$2,482
Total Accounts Receivable	(128)	6,203	6,075
Amount Considered Uncollectible	—	—	—
Accounts Receivable, Net	$(128)	$6,203	$6,075
NOTES

(1) Credit Card Receivable Aging is based upon historical experience through 3/6/2017.
(2) No reserves have been recorded against credit card receivables.
(3) $30.6M of Accounts Receivable - Other exists at 5/31/2017 for which aging information is not readily available.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

During this period, the debtors liquidated certain inventory and FF&E for amounts below normal course pricing.
X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Account Name	Purpose	Business	Acct Number	Bank Name	Date